UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2011

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-145897
Commission File Number

7170 Glover Drive
Milner, British Columbia, Canada V0X 1T0
(Address of principal executive offices)

Registrant’s telephone number, including area code:
604.888.0420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3.  SECURITIES AND TRADING MATTERS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Effective June 2, 2011, Urban Barns Foods Inc., a corporation organized under the laws of the State of Nevada (the “Company”) entered into that certain share exchange agreement (the “Agreement”) with Non Industrial Manufacture, Inc., a private corporation formed under the laws of the Province of Alberta (“Non Industrial”), and the shareholders of Non Industrial (the “Non Industrial Shareholders”), pursuant to which the Company acquired 100% of the total issued and outstanding shares of Non Industrial Class A Common Stock. In exchange for the acquisition of the Non Industrial Class A Common Stock, the Company issued 2,500,000 shares of Class B common stock to the Non Industrial Shareholder, thus making Non Industrial a wholly-owned subsidiary of the Company (the “Class B Shares”).

On May 20, 2011, the Company filed with the Nevada Secretary of State an amendment to its articles of incorporation designating that of the authorized 100,000,000 shares of common stock, 97,500,000 shares would be designated as Class A Common Stock and 2,500,000 shares would be designated as Class B Common Stock (the “Designation”). In accordance with the terms of the Designation, each share of Class B Common Stock was convertible at any time after the one-year anniversary of the issuance date of the shares of Class B Common Stock into twenty (20) fully paid and non-assessable shares of Class A Common Stock.

On June 28, 2011, the Company filed with the Nevada Secretary of State a further amendment to its articles of incorporation increasing its authorized capital stock to 525,000,000 shares consisting of 500,000,000 shares of Class A Common Stock and 25,000,000 shares of Class B Common Stock. The amendment also amended the Designation providing that the holders of the shares of Class B Common Stock could convert immediately upon the issuance of the shares of Class B Common Stock or any time thereafter at the sole option of the holder into shares of Class A Common Stock.

Subsequently, the Company received notices of conversion dated July 22, 2011 from the Non Industrial Shareholders (collectively, the “Conversion Notices”), which Conversion Notices provide for the conversion of each share of Class B common stock into twenty shares of Class A common stock. The Board of Directors pursuant to written consent resolutions in lieu of a meeting authorized and approved the issuance of an aggregate 50,000,000 shares of its restricted common stock to the Non Industrial Shareholders.

The shares of common stock were issued to ten non-United States resident Non Industrial Shareholders in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Non Industrial Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Beneficial Ownership Chart

The following table sets forth certain information, as of July 22, 2011, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) the directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 50,269,025 shares of Class A common stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Voting Rights (1)
Class A Common Stock	Jacob Benne (2) 7170 Glover Drive Milner, British Columbia Canada V0X 1T0	21,775,000 (3)	43.3%
Class A Common Stock	Daniel Meikleham (4) 12936 Elbow Drive SW Calgary, Alberta Canada T2W 6G6	21,800,000 (5)	43.4%
Class A Common Stock	Robyn Jackson (6) 72 Prestwick Estate Way SE Calgary, Alberta Canada T2Z 3Y9	0	0
Class A Common Stock	Mark Hanson (7) House No. 43, Block 4 Kaifan, Kuwait	0	0
Class A Common Stock	Cesar Montilla (8) 1825 Miosotis Street,"Santa Maria", San Juan, Puerto Rico (USA), 00927	0	0
Class A Common Stock	All Officers and Directors as a Group	43,575,000	86.7%
Class A Common Stock	NIM Directors’ Executive Ltd. 12936 Elbow Drive SW Calgary, Alberta Canada T2W 6G6	4,370,000	8.7%

(1)	Based on 50,269,025 shares of Class A Common Stock issued and outstanding as of July 15, 2011.
(2)	Jacob Benne is our President, Chief Executive Officer and Director.
(3)
Includes 21,775,000 shares of Class A Common Stock held by the Benne Family Trust, a trust over which Mr. Benne has sole voting and investment power, that are subject to a voting and lock up agreement between the Benne Family Trust, the Meikleham Family Trust and Gerald Fitzpatrick dated December 4, 2009. The total shares within the voting and lock up agreement are 125,000.

(4)	Daniel Meikleham is our Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director.
(5)
Includes 21,800,000 shares of Class A Common Stock held by the Meikleham Family Trust, a trust over which Mr. Meikleham has shared voting and investment power, that are subject to a voting and lock up agreement between the Benne Family Trust, the Meikleham Family Trust and Gerald Fitzpatrick dated December 4, 2009. The total shares within the voting and lock up agreement are 125,000.

(6)	Robyn Jackson is our Vice President, Logistics and Director.
(7)	Mark Hanson is our Director and the Chairman of our Audit Committee .
(8)	Cesar Montilla is our Director of Corporate Development.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 26, 2011	Urban Barns Foods Inc.
(Registrant)

/s/ Jacob Benne
Jacob Benne
President, Chief Executive Officer, Director

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